Tortoise North American Energy Corp.

TYN LISTED NYSE

Yield

Growth

Quality

2010 1st Quarter Report

February 28, 2010

...Steady Wins®

Company at a Glance

Tortoise North American Energy Corp. (NYSE: TYN) is a non-diversified closed-end investment company focused primarily on investing in equity securities of companies in the energy sector with their primary operations in North America, including oil and gas exploitation, energy infrastructure and energy shipping companies. Our investments are primarily in Master Limited Partnerships (MLPs) and their affiliates, but may also include Canadian royalty and income trusts, common stock, debt and other securities issued by energy companies that are not MLPs.

Investment Goals: Yield, Growth and Quality

TYN seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in companies in the energy sector with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us.

TYN seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in TYN, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About U.S. Energy Infrastructure Master Limited Partnerships (MLPs)

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently approximately 70 MLPs in the market, mostly in industries related to energy and natural resources. We invest primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.

TYN Investment Features

We provide stockholders an alternative to investing directly in MLPs and their affiliates. We offer investors the opportunity to receive an attractive distribution return with a historically low return correlation to returns on stocks and bonds.

Additional features include:
  One Form 1099 per stockholder at the end of the year, multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public market.

March 31, 2010

Dear Fellow Stockholders,

MLPs are off to an impressive start in 2010 propelled by similar factors that contributed to record performance in 2009. What is the attraction? MLP management teams continue to deliver steady, utility-like cash flows that result in stable income which, combined with growth potential, offer investors a unique investment opportunity. This was reflected in the markets during our first quarter as MLPs produced current income and capital appreciation in excess of the S&P 500. We believe MLPs are an attractive alternative regardless of one’s forecast for the economy. MLPs can grow cash flows and distributions throughout an economic recovery and, just as important, have proven that their cash flows and distributions are resilient to economic downturns. Why? Because a large portion of consumer demand for the energy commodities transported by MLPs remains relatively insensitive to the economy. We continue to drive our cars, heat and cool our homes and offices, heat our water, and use electricity, all of which are dependant upon the services provided by our portfolio companies.

Master Limited Partnership Sector Review and Outlook

For our quarter ended Feb. 28, 2010, the Tortoise MLP Index™ achieved a total return of 12.8 percent. Supported by an improving economy, consumer demand for refined products stabilized, particularly for gasoline. MLPs operating natural gas infrastructure assets generated steady cash flows and expect to benefit from needs for infrastructure to support growth of natural gas shales commonly referred to as Haynesville, Marcellus, or Woodford shales. TYN also invests in MLPs that derive their cash flows from the sale of crude oil and natural gas. Since the MLPs that TYN owns derive a majority of their cash flows by selling at a fixed price, rising crude oil prices and declining natural gas prices had little impact on their cash flows.

MLPs raised more than $2.5 billion in equity and more than $6 billion in debt in the first quarter, using the proceeds primarily to fund acquisitions and organic growth. We expect further issuances as MLPs are forecast to invest more than $15 billion through 2012 in new pipeline and storage construction projects connecting new areas of supply to demand centers.

Our 2010 sector outlook remains positive. We believe MLPs provide a compelling risk adjusted current yield relative to other asset classes. We expect the fee-based nature of cash flows, modest leverage and adequate distribution coverage to continue to drive steady returns. We expect distribution growth of three to five percent in 2010 from TYN’s portfolio companies which combined with an approximately seven percent current yield suggests low double digit returns from current levels.

Company Performance Review and Outlook

For the quarter ended Feb. 28, 2010, our total return based on market value, including the reinvestment of distributions, was 16.7 percent as compared to a total return of 17.5 percent for the prior quarter ended Nov. 30, 2009, and a return of 28.0 percent for the prior year’s quarter ended Feb. 28, 2009.

We paid a distribution of $0.37 per common share ($1.48 annualized) to our stockholders on March 1, 2010, unchanged from the previous quarter. This represents an annualized yield of 6.7 percent based on the closing price of $22.20 on March 1, 2010, a dramatic change compared to a 14.9 percent yield based on the closing price of $9.94 on March 2, 2009. We expect to maintain a quarterly distribution of $0.37 per share this year.

We have also reduced our long-term leverage target to 20 percent of total assets at the time of incurrence from our previous target of 33 percent. Our leverage as of Feb. 28, 2010, was 12.1 percent.

Additional information about our financial performance and use of leverage is available in the Management’s Discussion of this report.

Conclusion

Our yield, growth and quality investment goals are not complicated. We seek quality MLP companies with steady, recurring, fee-based cash flows and limited direct commodity price exposure. We pass along most of the cash flows paid by these companies to our stockholders in the form of distributions, the majority of which have historically been tax deferred.

Thank you for investing in TYN and please plan to join us for our annual stockholders’ meeting on May 21, 2010, at 10 a.m. central time at our offices located at 11550 Ash St., Suite 300, in Leawood, Kan. If you are unable to attend the meeting, you can join us via our Web site at www.tortoiseadvisors.com.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

2010 1st Quarter Report       1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2009				2010
	Q1(1)	Q2(1)	Q3(1)	Q4(1)(2)	Q1(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$1,276	$1,315	$1,312	$2,050	$2,227
Dividends paid in stock	434	425	436	495	492
Dividends from common stock	171	172	171	192	194
Distributions received from Canadian trusts	107	—	—	—	—
Interest and dividend income	385	369	365	287	115
Foreign tax withheld	(2)	—	—	—	—
Total from investments	2,371	2,281	2,284	3,024	3,028
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	151	168	202	294	340
Other operating expenses	152	152	138	116	153
	303	320	340	410	493
Distributable cash flow before leverage costs and current taxes	2,068	1,961	1,944	2,614	2,535
Leverage costs(3)	230	221	220	250	253
Current foreign tax expense (benefit)	8	(2)	(2)	(2)	1
Distributable Cash Flow(4)	$1,830	$1,742	$1,726	$2,366	$2,281
Distributions paid on common stock	$1,707	$1,707	$1,707	$2,317	$2,317
Distributions paid on common stock per share	0.37	0.37	0.37	0.37	0.37
Payout percentage for period(5)	93.3%	98.0%	98.9%	97.9%	101.6%
Net realized gain (loss) on investments	(2,265)	(2,200)	764	(3,757)	(4,567)
Total assets, end of period	76,020	94,290	99,007	148,899	158,940
Average total assets during period(6)	75,569	83,049	96,626	131,480	156,003
Leverage (long-term debt obligations and short-term borrowings)(7)	15,000	15,000	15,000	20,900	19,200
Leverage as a percent of total assets	19.7%	15.9%	15.2%	14.0%	12.1%
Net unrealized appreciation (depreciation), net of income taxes, end of period	(23,262)	(946)	4,878	22,403	39,469
Net assets, end of period	58,675	77,008	81,497	126,609	136,753
Average net assets during period(8)	58,474	65,468	80,141	116,394	135,069
Net asset value per common share	12.72	16.70	17.67	20.22	21.84
Market value per common share	11.45	15.20	16.88	19.49	22.37
Shares outstanding	4,612,640	4,612,640	4,612,640	6,262,660	6,262,660

Selected Operating Ratios(9)
As a Percent of Average Total Assets
Total distributions received from investments (net of foreign taxes withheld)	12.72%	10.90%	9.38%	9.23%	7.87%
Operating expenses before leverage costs and current taxes	1.63%	1.53%	1.40%	1.25%	1.28%
Distributable cash flow before leverage costs and current taxes	11.09%	9.37%	7.98%	7.98%	6.59%
As a Percent of Average Net Assets
Distributable cash flow(4)	12.69%	10.56%	8.54%	8.15%	6.85%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	The information presented beginning Q4 2009 includes the impact of the reorganization of the assets and liabilities of Tortoise Gas and Oil Corporation into the Company on September 14, 2009.
(3)	Leverage costs include interest expense and other recurring leverage expenses.
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions and amortization of debt issuance costs; decreased by current foreign taxes paid and adjusted to reflect distributions received from Canadian trusts on a cash basis.
(5)	Distributions paid as a percentage of Distributable Cash Flow.
(6)	Computed by averaging month-end values within each period.
(7)	The balance on the short-term credit facility was $4,200,000 as of February 28, 2010.
(8)	Computed by averaging daily values within each period.
(9)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets and include current foreign tax expense and leverage costs.

2       Tortoise North American Energy Corp.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise North American Energy Corp’s (“TYN” or the “Company”) investment objective is to provide a high level of total return, with an emphasis on distribution income paid to stockholders. Our investment strategy requires us to invest at least 80 percent of our total assets in equity securities of companies in the energy sector, including oil and gas exploitation, energy infrastructure and energy shipping companies. The equity securities of the energy companies purchased by TYN consist primarily of interests in MLPs. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. We invest primarily in MLPs through public market and private purchases. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we no longer expect to be treated as a “regulated investment company” for federal tax purposes. Our distributions do not typically generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Reorganization

We completed the reorganization of Tortoise Gas and Oil Corporation (“TGO”) into TYN on September 14, 2009. As a result, only selective comparative financial information for periods prior to the reorganization is meaningful and included in the discussion below.

Company Update

Market values of our MLP investments increased during 1st quarter 2010 from their levels at November 30, 2009. This contributed to an increase of $17 million in unrealized appreciation (net of income taxes) during the quarter but also increased asset-based expenses. During the quarter we reduced our long-term leverage target to 20 percent of total assets at the time of incurrence from our previous target of 33 percent and provided guidance that we expect to maintain a $0.37 quarterly distribution for fiscal year 2010. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Each are summarized for you in the table on page 2 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, other leverage expenses as well as current taxes paid. A reconciliation of Net Investment Income (Loss), before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.

We concentrate on investments we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams.

Total distributions received from our investments relating to DCF for the 1st quarter 2010 was approximately $3.0 million, unchanged as compared to 4th quarter 2009. We completed a limited number of trades within our portfolio during 1st quarter 2010 reallocating assets from corporate bonds into MLPs. The MLPs offer an equivalent yield as compared to the bonds but we believe a better total return opportunity due to potential for growth in the future.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.28 percent of average total assets for the 1st quarter 2010 as compared to 1.63 percent for the 1st quarter 2009 and 1.25 percent for the 4th quarter 2009. The decrease in our operating expense ratio as compared to 1st quarter 2009 is primarily the result of the economies of scale realized as a result of the reorganization with TGO.

Advisory fees for the 1st quarter 2010 increased 16 percent from 4th quarter 2009 as a result of increased average managed assets from increasing MLP asset values and the TGO reorganization in 4th quarter 2009. While the contractual advisory fee of 1.00 percent of average monthly managed assets remains unchanged, the Adviser waived an amount equal to 0.10 percent of average monthly managed assets effective January 1, 2009 through December 31, 2009. As a result of the reorganization of TGO into TYN, the Adviser extended the waiver of 0.10 percent of average managed assets through December 31, 2010, and agreed to a waiver of 0.05 percent of average managed assets for the period January 1, 2011 through December 31, 2011. Other operating expenses reverted to a more expected level in 1st quarter 2010 as compared to 4th quarter 2009 during which we realized various one-time expense benefits as a result of the TGO reorganization.

Leverage costs consist of the direct interest expense on our Tortoise Notes and short-term credit facility and other expenses, including rating agency fees and commitment fees. Total leverage costs were approximately $253,000 for the 1st quarter 2010, relatively unchanged as compared to 4th quarter 2009.

2010 1st Quarter Report       3

Management’s Discussion (Unaudited) (Continued)

The annual rate of our fixed-rate leverage is 5.56 percent. This rate does not include balances on our bank line of credit which accrue interest at a variable rate equal to one-month LIBOR plus 2.00 percent. Our fixed rate may vary in future periods as our leverage matures or is redeemed. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 1st quarter 2010, our DCF was approximately $2.3 million, a decrease of $85,000 as compared to 4th quarter 2009. This decrease is the result of increased expenses as outlined above. We declared and paid a distribution of $2.3 million, or 101.6 percent of DCF, for the quarter. On a per share basis, we declared a $0.37 distribution on February 8, 2010. This is unchanged as compared to 1st quarter 2009 and 4th quarter 2009.

Market values of our assets and therefore asset-based expenses have increased more than the distributions from our MLPs over the last year, eroding the cushion we built into our distribution payout percentage in early 2009. Accounting for moderate increases in projected distribution income from MLPs in 2010 and projected expenses, we expect to maintain quarterly distributions to our stockholders of $0.37 per share during 2010.

Net investment loss, before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2010 (in thousands):

Net Investment Loss, before Income Taxes	$(49)
Adjustments to reconcile to DCF:
Dividends paid in stock	492
Return of capital on distributions	1,829
Amortization of debt issuance costs	5
Reorganization expenses	5
Current income tax expense	(1)
DCF	$2,281

Liquidity and Capital Resources

We had total assets of $159 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables, net deferred tax asset and any expenses that may have been prepaid. During 1st quarter 2010, total assets increased from approximately $149 million to $159 million, an increase of $10 million. This change was the result of net realized and unrealized gain on investments of approximately $15 million during the quarter (excluding the gain attributable to return of capital on distributions during the quarter) and the reduction in net deferred tax asset of approximately $4 million.

Total leverage outstanding of $19.2 million at February 28, 2010 is comprised of $15 million in senior notes and $4.2 million outstanding under the credit facility. Total leverage represented 12.1 percent of total assets, a decrease from 14.0 percent of total assets at November 30, 2009, and 19.7 percent at February 28, 2009. We established a new long-term leverage target ratio of 20 percent of total assets at time of incurrence, a reduction from our previous target ratio of 33 percent. Further, temporary increases of up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire securities consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 in the Notes to Financial Statements. Our coverage ratio is currently updated each week and available on our web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Deferred Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to preferred shares (if any) and then to the common shares.

In the event we have earnings and profits allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2010. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For book and tax purposes, distributions to stockholders for the fiscal year ended 2009 were comprised of 100 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the entire amount of the 2009 distribution. This information is reported to stockholders on Form 1099-DIV and is available on our web site at www.tortoiseadvisors.com.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At February 28, 2010, our investments are valued at $157.8 million, with an adjusted cost of $115.8 million. The $42 million difference reflects unrealized appreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a deferred tax liability or deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforward and net operating losses. At February 28, 2010, the balance sheet reflects a net deferred tax asset of approximately $1 million or $0.15 per share.

The net deferred tax asset of approximately $1 million reflects the net benefit we have determined will be realized in future periods under generally accepted accounting principles. Realization of a deferred tax asset is dependent on whether there will be sufficient future taxable income within the carryforward periods to realize a portion or all of the deferred tax benefit. The carryforward period for ordinary losses to offset ordinary income is 20 years while capital losses can be carried forward 5 years to offset capital gains. A valuation allowance against the deferred tax asset is needed when, based on the weight of the available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our valuation allowance policy is in conformity with generally accepted accounting principles and is based upon our estimation of potential future taxable income. At February 28, 2010, we had a gross deferred tax asset of approximately $11.3 million, against which we provided a valuation allowance of approximately $10.3 million resulting in a net deferred tax asset of approximately $1 million. Our Adviser does not charge an advisory fee on net deferred tax assets. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

4       Tortoise North American Energy Corp.

Schedule of Investments February 28, 2010
(Unaudited)
	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 106.0%(1)

Crude/Refined Products Pipelines — 38.9%(1)
United States — 38.9%(1)
Buckeye Partners, L.P.	56,300	$3,309,877
Enbridge Energy Management, L.L.C.(2)	202,656	10,130,769
Enbridge Energy Partners, L.P.	59,600	3,052,712
Holly Energy Partners, L.P.	32,400	1,379,916
Kinder Morgan Management, LLC(2)	230,059	13,193,872
Magellan Midstream Partners, L.P.	162,100	7,333,404
NuStar Energy L.P.	109,200	6,266,988
Plains All American Pipeline, L.P.	120,600	6,682,446
Sunoco Logistics Partners L.P.	27,600	1,872,936
		53,222,920
Natural Gas/Natural Gas Liquids Pipelines — 33.5%(1)
United States — 33.5%(1)
Boardwalk Pipeline Partners, LP	125,700	3,763,458
Duncan Energy Partners L.P.	201,200	5,128,588
El Paso Pipeline Partners, L.P.	113,900	2,948,871
Energy Transfer Equity, L.P.	161,465	5,218,549
Energy Transfer Partners, L.P.	189,800	8,783,944
Enterprise Products Partners L.P.	310,300	10,165,428
ONEOK Partners, L.P.	73,700	4,469,905
TC PipeLines, LP	90,700	3,346,830
Williams Partners L.P.	20,000	776,800
Williams Pipeline Partners L.P.	41,426	1,209,225
		45,811,598
Natural Gas Gathering/Processing — 13.1%(1)
United States — 13.1%(1)
Copano Energy, L.L.C.	177,760	4,230,688
DCP Midstream Partners, LP	51,500	1,587,230
MarkWest Energy Partners, L.P.	167,500	4,954,650
Quest Midstream Partners, L.P.(3)(4)(5)	479,150	2,496,371
Targa Resources Partners LP	183,400	4,585,000
		17,853,939
Oil and Gas Exploitation and Production — 14.5%(1)
United States — 14.5%(1)
Encore Energy Partners LP	171,800	3,509,874
EV Energy Partners, L.P.	197,400	6,097,686
Legacy Reserves, LP	45,000	952,200
Linn Energy, LLC	239,100	6,300,285
Pioneer Southwest Energy Partners L.P.	131,900	2,973,026
		19,833,071
Propane Distribution — 4.9%(1)
United States — 4.9%(1)
Inergy, L.P.	185,700	6,707,484
Shipping — 1.1%(1)
Republic of the Marshall Islands — 1.1%(1)
Teekay LNG Partners L.P.	53,500	1,460,015
Total Master Limited Partnerships and
Related Companies (Cost $102,349,257)		144,889,027

	Principal
	Amount
Corporate Bonds — 3.7%(1)

Oil and Gas Exploitation and Production — 3.7%(1)
Canada — 3.7%(1)
Connacher Oil & Gas Ltd,
10.25%, 12/15/2015(4)	$3,000,000	2,891,250
OPTI Canada Inc., 8.25%, 12/15/2014(4)	2,500,000	2,225,000
Total Corporate Bonds (Cost $5,656,239)		5,116,250

	Shares
Common Stock — 5.6%(1)
Crude/Refined Products Pipelines — 0.3%(1)
United States — 0.3%(1)
SemGroup Corporation — Class A(3)(4)(5)	16,301	407,525
Shipping — 5.3%(1)
Republic of the Marshall Islands — 5.3%(1)
Navios Maritime Partners L.P.	248,000	3,901,040
Teekay Offshore Partners L.P.	177,450	3,334,286
		7,235,326
Total Common Stock (Cost $7,620,433)		7,642,851
Warrants — 0.1%(1)
Crude/Refined Products Pipelines — 0.1%(1)
United States — 0.1%(1)
SemGroup Corporation, Strike Price $25.00,
Expiration 12/1/2014(3)(4)(5) (Cost $130,237)	17,159	127,663
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Government Portfolio — Class I,
0.03%(6) (Cost $34,555)	34,555	34,555
Total Investments — 115.4%(1)
(Cost $115,790,721)		157,810,346
Other Assets and Liabilities — (4.4%)(1)		(6,057,183)
Long-Term Debt Obligations — (11.0%)(1)		(15,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$136,753,163

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Non-income producing.
(4)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $8,147,809, which represents 6.0% of net assets. See Note 7 to the financial statements for further disclosure.
(5)	Private company.
(6)	Rate reported is the current yield as of February 28, 2010.

See accompanying Notes to Financial Statements.

2010 1st Quarter Report       5

Statement of Assets & Liabilities February 28, 2010
(Unaudited)

Assets
Investments at fair value (cost $115,790,721)	$157,810,346
Receivable for Adviser expense reimbursement	25,207
Interest and dividend receivable	108,466
Deferred tax asset	955,472
Prepaid expenses and other assets	40,590
Total assets	158,940,081
Liabilities
Payable to Adviser	252,070
Distributions payable to common stockholders	2,317,184
Accrued expenses and other liabilities	417,664
Short-term borrowings	4,200,000
Long-term debt obligations	15,000,000
Total liabilities	22,186,918
Net assets applicable to common stockholders	$136,753,163
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,262,660 shares issued and
outstanding (100,000,000 shares authorized)	$6,263
Additional paid-in capital	122,497,851
Undistributed net investment income, net of income taxes	668,601
Accumulated net realized loss, net of income taxes	(25,888,343)
Net unrealized appreciation of investments, net of income taxes	39,468,791
Net assets applicable to common stockholders	$136,753,163
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$21.84

STATEMENT OF OPERATIONS
Period from December 1, 2009 through February 28, 2010
(Unaudited)

Investment Income
Distributions from master limited partnerships	$2,227,454
Less return of capital on distributions	(1,829,367)
Net distributions from master limited partnerships	398,087
Dividend income	194,155
Interest income	115,479
Dividends from money market mutual funds	28
Total Investment Income	707,749
Operating Expenses
Advisory fees	377,910
Professional fees	50,056
Administrator fees	20,510
Reports to stockholders	15,946
Directors’ fees	14,449
Franchise fees	13,086
Registration fees	12,130
Fund accounting fees	8,638
Stock transfer agent fees	2,724
Custodian fees and expenses	1,109
Other operating expenses	19,831
Total Operating Expenses	536,389
Interest expense	245,883
Amortization of debt issuance costs	4,779
Other leverage expenses	7,397
Total Leverage Expenses	258,059
Total Expenses	794,448
Less expense reimbursement by Adviser	(37,791)
Net Expenses	756,657
Net Investment Loss, before Income Taxes	(48,908)
Current foreign tax expense	(552)
Deferred tax benefit	11,505
Income tax benefit, net	10,953
Net Investment Loss	(37,955)
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before income taxes	(6,188,358)
Deferred tax benefit	1,621,586
Net realized loss on investments	(4,566,772)
Net unrealized appreciation of investments, before income taxes	23,125,542
Deferred tax expense	(6,059,773)
Net unrealized appreciation of investments	17,065,769
Net Realized and Unrealized Gain on Investments	12,498,997
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$12,461,042

See accompanying Notes to Financial Statements.

6       Tortoise North American Energy Corp.

Statement of Changes in Net Assets

	Period from
	December 1, 2009
	through	Year Ended
	February 28, 2010	November 30, 2009
	(Unaudited)
Operations
Net investment income (loss)	$(37,955)	$1,554,297
Net realized loss on investments and foreign currency transactions	(4,566,772)	(6,443,108)
Net unrealized appreciation of investments, foreign currency, forward foreign currency contracts
and translation of other assets and liabilities denominated in foreign currency	17,065,769	55,838,660
Distributions to preferred stockholders	—	(6,761)
Net increase in net assets applicable to common stockholders resulting from operations	12,461,042	50,943,088
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(2,317,184)	(7,437,215)
Total distributions to common stockholders	(2,317,184)	(7,437,215)
Capital Stock Transactions
Proceeds from Reorganization with Tortoise Gas and Oil Corporation, net (Note 1)	—	33,388,673
Redemption of fractional shares of common stock issued during Reorganization	—	(887)
Net increase in net assets applicable to common stockholders from capital stock transactions	—	33,387,786
Total increase in net assets applicable to common stockholders	10,143,858	76,893,659
Net Assets
Beginning of period	126,609,305	49,715,646
End of period	$136,753,163	$126,609,305
Undistributed net investment income, net of income taxes, at the end of period	$668,601	$706,556

See accompanying Notes to Financial Statements.

2010 1st Quarter Report       7

Statement of Cash Flows Period from December 1, 2009 through February 28, 2010
(Unaudited)

Cash Flows from Operating Activities
Distributions received from master limited partnerships	$2,227,454
Interest and dividend income received	502,319
Purchases of long-term investments	(8,553,431)
Proceeds from sales of long-term investments	8,266,178
Interest received on securities sold	181,465
Proceeds from sales of short-term investments, net	17,690
Interest expense paid	(245,060)
Operating expenses paid	(443,170)
Net cash provided by operating activities	1,953,445
Cash Flows from Financing Activities
Distributions paid to common stockholders	(253,445)
Advances from revolving line of credit	3,200,000
Repayments on revolving line of credit	(4,900,000)
Net cash used in financing activities	(1,953,445)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$12,461,042
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(8,047,269)
Return of capital on distributions received	1,829,367
Proceeds from sales of short-term investments, net	17,690
Proceeds from sales of long-term investments	7,790,996
Deferred tax expense	4,426,682
Net unrealized appreciation of investments	(23,125,542)
Net realized loss on investments	6,188,358
Amortization of market premium, net	35,004
Amortization of debt issuance costs	4,779
Changes in operating assets and liabilities:
Decrease in interest and dividend receivable	339,122
Decrease in receivable for investments sold	475,182
Decrease in prepaid expenses and other assets	26,254
Increase in payable to Adviser, net of expense reimbursement	19,379
Decrease in payable for investments purchased	(506,162)
Increase in accrued expenses and other liabilities	18,563
Total adjustments	(10,507,597)
Net cash provided by operating activities	$1,953,445

See accompanying Notes to Financial Statements.

8       Tortoise North American Energy Corp.

FINANCIAL HIGHLIGHTS

	Period from					Period from
	December 1, 2009	Year Ended	Year Ended	Year Ended	Year Ended	October 31, 2005(1)
	through	November 30,	November 30,	November 30,	November 30,	through
	February 28, 2010	2009	2008	2007	2006	November 30, 2005
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$20.22	$10.78	$27.25	$23.70	$23.95	$—
Public offering price	—	—	—	—	—	25.00
Underwriting discounts and offering costs on issuance of common
and preferred stock(3)	—	—	—	—	(0.07)	(1.31)
Income from Investment Operations:
Net investment income (loss)(4)	(0.02)	0.25	0.43	0.72	0.61	0.02
Net realized and unrealized gain (loss) on investments(4)	2.01	10.67	(15.14)	4.47	0.55	0.24
Total increase (decrease) from investment operations	1.99	10.92	(14.71)	5.19	1.16	0.26
Less Distributions to Preferred Stockholders:
Net investment income	—	—	—	(0.12)	(0.06)	—
Net realized gain	—	—	—	(0.07)	(0.01)	—
Return of capital	—	—	(0.17)	—	—	—
Total distributions to preferred stockholders	—	—	(0.17)	(0.19)	(0.07)	—
Less Distributions to Common Stockholders:
Net investment income	—	—	—	(0.90)	(0.69)	—
Net realized gain	—	—	(0.10)	(0.55)	(0.12)	—
Return of capital	(0.37)	(1.48)	(1.49)	—	(0.46)	—
Total distributions to common stockholders	(0.37)	(1.48)	(1.59)	(1.45)	(1.27)	—
Net Asset Value, end of period	$21.84	$20.22	$10.78	$27.25	$23.70	$23.95
Per common share market value, end of period	$22.37	$19.49	$9.25	$23.10	$22.38	$25.00
Total Investment Return Based on Market Value(5)	16.72%	131.66%	(55.98)%	9.28%	(5.39)%	0.00%

See accompanying Notes to Financial Statements.

2010 1st Quarter Report       9

FINANCIAL HIGHLIGHTS (Continued)

	Period from					Period from
	December 1, 2009	Year Ended	Year Ended	Year Ended	Year Ended	October 31, 2005(1)
	through	November 30,	November 30,	November 30,	November 30,	through
	February 28, 2010	2009	2008	2007	2006	November 30, 2005
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$136,753	$126,609	$49,716	$125,702	$109,326	$110,451
Ratio of expenses (including net current and deferred income tax (benefit) expense)
to average net assets before waiver(6)(7)(8)(9)	15.68%	(1.39)%	5.75%	3.88%	3.41%	2.02%
Ratio of expenses (including net current and deferred income tax (benefit) expense)
to average net assets after waiver(6)(7)(8)(9)	15.57%	(1.51)%	5.52%	3.59%	3.09%	1.77%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense)
to average net assets before waiver(6)(8)(9)(10)	2.39%	3.31%	5.69%	3.86%	3.40%	2.02%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense)
to average net assets after waiver(6)(8)(9)(10)	2.28%	3.19%	5.46%	3.57%	3.08%	1.77%
Ratio of net investment income (loss) to average net assets before waiver
(including net current and deferred income tax (benefit) expense)(6)(7)(8)(9)	(13.55)%	6.53%	1.51%	2.36%	2.14%	0.75%
Ratio of net investment income (loss) to average net assets after waiver
(including net current and deferred income tax (benefit) expense)(6)(7)(8)(9)	(13.44)%	6.65%	1.74%	2.65%	2.46%	1.00%
Ratio of net investment income (loss) to average net assets before waiver
(excluding net current and deferred income tax (benefit) expense)(6)(8)(9)(10)	(0.26)%	1.83%	1.57%	2.38%	2.15%	0.75%
Ratio of net investment income (loss) to average net assets after waiver
(excluding net current and deferred income tax (benefit) expense)(6)(8)(9)(10)	(0.15)%	1.95%	1.80%	2.67%	2.47%	1.00%
Portfolio turnover rate(6)	20.74%	41.90%	36.69%	16.06%	12.01%	0.00%
Short-term borrowings, end of period (000’s)	$4,200	$5,900	—	$9,600	$7,000	—
Long-term debt obligations, end of period (000’s)	$15,000	$15,000	$15,000	$40,000	$40,000	—
Preferred stock, end of period (000’s)	—	—	$10,000	$15,000	$15,000	—
Per common share amount of long-term debt obligations outstanding,
at end of period	$2.39	$2.40	$3.25	$8.67	$8.67	—
Per common share amount of net assets, excluding long-term debt obligations,
at end of period	$24.23	$22.61	$14.03	$35.92	$32.37	—
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(11)	$8,123	$7,058	$4,981	$3,837	$3,645	—
Asset coverage ratio of long-term debt obligations and short-term borrowings(11)	812%	706%	498%	384%	365%	—
Asset coverage, per $25,000 liquidation value per share of preferred stock(12)	—	—	$74,716	$73,646	$69,083	—
Asset coverage ratio of preferred stock(12)	—	—	299%	295%	276%	—

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the issuance of preferred stock for the year ended November 30, 2006. Represents the issuance of common stock for the period from October 31, 2005 through November 30, 2005.
(4)	The per common share data for the years ended November 30, 2008, 2007 and 2006 and the period from October 31, 2005 through November 30, 2005, do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2F to the financial statements for further disclosure.
(5)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	The Company accrued $552, $(28,837), $68,509, $22,447, $13,225 and $0 for the period from December 1, 2009 through February 28, 2010, the years ended November 30, 2009, 2008, 2007 and 2006, and the period from October 31, 2005 through November 30, 2005, respectively, for current foreign and excise tax (benefit) expense. For the period from December 1, 2009 through February 28, 2010, the Company accrued $4,426,682 in net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $3,732,366 in net deferred income tax benefit which included $5,488,509 of deferred income tax benefit for the timing differences at December 1, 2008 when the Company converted to a taxable corporation.
(8)	The expense ratios and net investment income ratios do not reflect the effect of distributions to preferred stockholders.
(9)	In addition to the fees and expenses which the Company bears directly, the Company bears a pro rata share of the fees and expenses of the acquired companies in which it invests. Such indirect expenses are not included in the above expense and income ratios.
(10)	The ratio excludes the impact of current and deferred income taxes.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10       Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) February 28, 2010

1. Organization

Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded U.S. master limited partnerships (“MLPs”), including oil and gas exploitation, energy infrastructure and energy shipping companies. The Company commenced operations on October 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYN.”

Pursuant to a plan of reorganization approved by the stockholders of Tortoise Gas and Oil Corporation (“TGO”) and the approval by the stockholders of the Company of the issuance of additional shares of common stock in connection with the reorganization, the Company acquired all of the net assets of TGO on September 14, 2009, which totaled $30,277,817. A total of 5,550,571 shares of common stock of TGO were exchanged for 1,650,060 shares of common stock of the Company immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code. TGO’s net assets included $3,110,856 of net unrealized depreciation on investments and $21,913,436 of accumulated net realized loss on investments. The aggregate net assets of the Company prior to the reorganization totaled $84,639,318 and following the reorganization the combined net assets of the Company totaled $114,917,135.

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

Consistent with ASC 820, Fair Value Measurements, the Company determines fair value to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Also, in accordance with ASC 820, the Company has determined the principal market, or the market in which the Company exits its private portfolio investments with the greatest volume and level of activity, to be the private secondary market. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value.

For private company investments, value is often realized through a liquidity event of the entire company. Therefore, the value of the company as a whole (enterprise value) at the reporting date often provides the best evidence of the value of the investment and is the initial step for valuing the company’s privately issued securities. For any one company, enterprise value may best be expressed as a range of fair values, from which a specific estimate of fair value will be derived. In determining the enterprise value of a portfolio company, the Company prepares an analysis consisting of traditional valuation methodologies including market and income approaches. The Company considers some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to derive its estimate of enterprise value.

The fair value of investments in private portfolio companies is determined based on various factors, including enterprise value, observable market transactions, such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values will generally be discounted when the Company has a minority position, is subject to restrictions on resale, has specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.

The Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of private investments:
  An independent valuation firm engaged by the Board of Directors to provide independent, third-party valuation consulting services performs certain procedures requested by the Board of Directors for a selection of private investments. For the period ended February 28, 2010, the independent valuation firm performed positive assurance valuation procedures on the one private portfolio company investment, which comprised approximately 31 percent of the total restricted investments at fair value as of February 28, 2010;

  The preliminary valuations and supporting analyses are initially reviewed by the investment professionals of the Adviser;

  The Investment Committee of the Adviser reviews the preliminary valuations, and considers and assesses, as appropriate, any changes that may be required to the preliminary valuations;

  The Board of Directors assesses the valuations and ultimately determines the fair value of each investment in the Company’s portfolio in good faith.
2010 1st Quarter Report       11

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

C. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

D. Forward Foreign Currency Contracts

The Company may enter into forward foreign currency contracts as economic hedges related to specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.

E. Foreign Withholding Taxes

The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

F. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions from MLPs are generally comprised of income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2009 through February 28, 2010, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company has estimated distributions to be approximately 18 percent as investment income and approximately 82 percent as return of capital.

G. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock (if any) following such distribution. The character of distributions to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders. For the year ended November 30, 2009 and the period ended February 28, 2010, the Company’s distributions to common stockholders for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2009, the Company’s distributions to common stockholders for tax purposes were 100 percent return of capital. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2010.

H. Federal Income Taxation

From the Company’s inception through November 30, 2008, the Company qualified as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Effective December 1, 2008, the Company is treated as a taxable corporation for federal and state income tax purposes. The Company is obligated to pay federal and state income taxes on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent; however, the Company anticipates a marginal effective rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

I. Organization Expenses, Offering and Debt Issuance Costs

The Company was responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

J. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risks. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Cash settlements under the terms of the interest rate swap and forward foreign currency contracts and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

K. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12       Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

L. Recent Accounting Pronouncement Standard on Fair Value Measurement

On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and (iii) purchases, sales, issuances, and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, the Company is evaluating the impact of the amendment to the financial statements.

3. Concentration of Risk

Under normal conditions, the Company will have at least 80 percent of its total assets in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company may invest up to 50 percent of its total assets in restricted securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to an annual rate of 0.10 percent of the Company’s average monthly Managed Assets for the period from January 1, 2009 through December 31, 2010 and to waive fees in an amount equal to an annual rate of 0.05 percent of the Company’s average monthly Managed Assets from January 1, 2011 through December 31, 2011.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 28, 2010, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$3,314,272
Capital loss carryforwards	23,744,675
Deferred expense associated with interest rate swap terminations	202,297
Organization costs	55,567
Passive activity loss associated with MLPs	668,253
State of Kansas credit	4,055
Subtotal	27,989,119
Valuation allowance	(10,384,160)
17,604,959
Deferred tax liabilities:
Basis reduction of investment in MLPs	1,207,274
Net unrealized gains on investment securities	15,442,213
16,649,487
Total net deferred tax asset	$955,472

At February 28, 2010, the Company has recorded a valuation allowance in the amount of $10,384,160 for a portion of its deferred tax asset which it does not believe will, more likely than not, be realized. The Company estimates, based on existence of sufficient evidence, primarily regarding the amount and timing of distributions to be received from portfolio companies, the ability to realize the remainder of its deferred tax assets. Any adjustments to such estimates will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of February 28, 2010, the Company had no uncertain tax positions and no penalties and interest were accrued. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss, realized losses and unrealized gains on investments before taxes for the period ended February 28, 2010, as follows:

Application of statutory income tax rate	$5,742,014
State income taxes, net of federal tax benefit	464,428
Foreign tax expense, net of federal tax benefit	349
Reorganization costs	2,122
Change in valuation allowance	(1,781,679)
Total income tax expense	$4,427,234

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

2010 1st Quarter Report       13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

For the period from December 1, 2009 through February 28, 2010, the components of income tax expense include current foreign tax expense (for which the federal tax benefit is included in deferred tax expense) of $552 and deferred federal and state income tax expense (net of federal tax benefit) of $4,095,434 and $331,248, respectively. The deferred income tax expense is net of the reduction in valuation allowance of $1,781,679.

As of November 30, 2009, the Company had a net operating loss for federal income tax purposes of approximately $8,000,000. This includes a net operating loss of $6,900,000 from TGO. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $2,700,000, $4,200,000 and $1,100,000 in the years ending November 30, 2027, 2028 and 2029, respectively. As of November 30, 2009, the Company had a capital loss carryforward of approximately $58,600,000 which may be carried forward for 5 years. This amount includes a capital loss of $34,000,000 from TGO. If not utilized, this capital loss will expire as follows: $14,600,000, $37,600,000 and $6,400,000 in the years ending November 30, 2012, 2013 and 2014, respectively. The amount of deferred tax for these items at February 28, 2010 also includes amounts for the period from December 1, 2009 through February 28, 2010. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Utilization of net operating loss and capital loss from TGO are further subject to Section 382 limitations of the Internal Revenue Code, which limit tax attributes subsequent to ownership changes.

As of February 28, 2010, the aggregate cost of securities for federal income tax purposes was $112,505,622. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $50,618,326 the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $5,313,602 and the net unrealized appreciation was $45,304,724.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of February 28, 2010. These assets are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	February 28, 2010	(Level 1)	(Level 2)	(Level 3)
Equity Securities:
Common Stock(a)	$7,642,851	$7,235,326	$—	$407,525
Master Limited Partnerships
and Related Companies(a)	144,889,027	142,392,656	—	2,496,371
Warrants(a)	127,663	—	—	127,663
Total Equity Securities	152,659,541	149,627,982	—	3,031,559
Debt Securities:
Corporate Bonds(a)	5,116,250	—	5,116,250	—
Total Debt Securities	5,116,250	—	5,116,250	—
Other:
Short-Term Investment(b)	34,555	34,555	—	—
Total Other	34,555	34,555	—	—
Total	$157,810,346	$149,662,537	$5,116,250	$3,031,559

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 28, 2010.

The changes for all Level 3 assets measured at fair value on a recurring basis using significant unobservable inputs for the period ended February 28, 2010, are as follows:

For the period ended
February 28, 2010
Fair value beginning balance	$4,222,609
Total unrealized gains included in net increase in net assets applicable
to common stockholders	136,379
Net purchases, issuances and settlements	537,762
Return of capital adjustments impacting cost basis of security	—
Transfers out of Level 3	(1,865,191)
Fair value ending balance	$3,031,559

The Company utilizes the beginning of reporting period method for determining transfers into or out of Level 3. Accordingly, this method is the basis for presenting the rollforward in the preceding table. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

For the period ended February 28, 2010, Copano Energy, L.L.C. Class D Common Units transferred out of Level 3 when they converted into unrestricted common units of Copano Energy, L.L.C.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

14       Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security. This pricing methodology applies to the Company’s Level 2 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

For private company investments, value is often realized through a liquidity event of the entire company. Therefore, the value of the company as a whole (enterprise value) at the reporting date often provides the best evidence of the value of the investment and is the initial step for valuing the Company’s privately issued securities. For any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of fair value will be derived. In determining the enterprise value of a portfolio company, the Company prepares an analysis consisting of traditional valuation methodologies including market and income approaches. The Company considers some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to derive its estimate of enterprise value. Securities priced using this methodology are categorized as Level 3 investments in the fair value hierarchy.

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the shares/principal amount, acquisition date(s), acquisition cost, fair value, fair value per share and percent of net assets which the securities comprise at February 28, 2010.

					Fair	Fair
	Shares/				Value	Value as
	Principal	Acquisition	Acquisition	Fair	Per	Percent of
Company	Amount	Date(s)	Cost	Value	Share	Net Assets
Connacher Oil & Gas Ltd,		04/25/08-
10.25%, 12/15/2015	$3,000,000	07/31/08	$3,295,000	$2,891,250	N/A	2.1%
OPTI Canada Inc.,		12/08/06-
8.25%, 12/15/2014	$2,500,000	12/14/06	2,533,250	2,225,000	N/A	1.7
Quest Midstream Partners,
L.P. Common Units	479,150	11/01/07	9,300,000	2,496,371	$5.21	1.8
SemGroup Corporation,
Class A Units	16,301	12/07/09	407,525	407,525	$25.00	0.3
SemGroup Corporation,
Warrants	17,159	12/07/09	130,237	127,663	$7.44	0.1
			$15,666,012	$8,147,809		6.0%

8. Investment Transactions

For the period from December 1, 2009 through February 28, 2010, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $8,047,269 and $7,790,996 (excluding short-term and government securities), respectively.

9. Long-Term Debt Obligations

The Company has $15,000,000 aggregate principal amount of Series B private senior notes (the “Notes”) outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred stock (if any); (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter at a fixed annual rate until maturity.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 28, 2010, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Estimated fair value of the Series B Notes was calculated, for disclosure purposes, using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the fixed rate of the Notes and the AAA corporate finance debt rate. At February 28, 2010, the total spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were discounted to determine the estimated fair value. The table below shows the issue date, maturity date, notional/carrying amount, estimated fair value and fixed rate as of February 28, 2010.

			Notional/
	Issue	Maturity	Carrying	Estimated	Fixed
Series	Date	Date	Amount	Fair Value	Rate
Series B	June 17, 2008	June 17, 2011	$15,000,000	$15,844,430	5.56%

10. Credit Facility

The Company has a revolving loan commitment amount of $10,000,000 with U.S. Bank, N.A that matures on June 20, 2010. Outstanding balances on the credit facility accrue interest at a variable annual rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended February 28, 2010 was approximately $6,300,000 and 2.23 percent, respectively. At February 28, 2010, the principal balance outstanding was $4,200,000 at an interest rate of 2.23 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 28, 2010, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,262,660 shares outstanding at February 28, 2010 and November 30, 2009.

12. Subsequent Events

The Company has performed an evaluation of subsequent events through April 15, 2010, which is the date the financial statements were issued.

On March 1, 2010, the Company paid a distribution in the amount of $0.37 per common share, for a total of $2,317,184. Of this total, the dividend reinvestment amounted to $250,920.

2010 1st Quarter Report       15

ADDITIONAL INFORMATION (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended February 28, 2010, the aggregate compensation paid by the Company to the independent directors was $18,250. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2009 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange in 2009 the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16       Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
www.computershare.com

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 3/31/09
Name	Inception Date	Investments	Suitability	($ in millions)

Tortoise North American Energy Corp.	TYN	U.S. Energy Infrastructure	Retirement Accounts	$166
	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Energy Infrastructure Corp.	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,244
	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$658
	May 2005		Pension Plans
			Taxable Accounts

Tortoise Capital Resources Corp.	TTO	U.S. Energy Infrastructure	Retirement Accounts	$89
	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 2/28/09)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

Tortoise Power and Energy	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$187
Infrastructure Fund, Inc.	July 2009	Grade Debt and Dividend-Paying	Pension Plans
		Equity Securities	Taxable Accounts

TYN LISTED NYSE

Tortoise North American Energy Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.